UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Exchange Act of 1934

February 3, 2009

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On February 4, 2009, following the conclusion of the 2009 annual meeting of shareholders of Atmos Energy Corporation, Dan Busbee retired from the company’s Board of Directors in accordance with the Board’s mandatory retirement policy, having served the company as a Board member since 1988. In connection with Mr. Busbee’s retirement from the Board, he also simultaneously retired as chairman of the Audit Committee and as a member of the Executive Committee and the Human Resources Committee of the Board of Directors. A copy of the news release issued on February 4, 2009 announcing Mr. Busbee’s retirement is filed herewith as Exhibit 99.1.

(c)	On February 3, 2009, Fred E. Meisenheimer, vice president, interim chief financial officer and controller of Atmos Energy, was appointed by the Board of Directors as senior vice president, chief financial officer and controller, effective February 4, 2009. Mr. Meisenheimer, 64, had served as vice president and controller of Atmos Energy from July 2000 through December 2008 and also served as interim chief financial officer beginning on January 1, 2009. Atmos Energy has not entered into any new material plan, contract or arrangement to which Mr. Meisenheimer is a party or in which he participates, or any material amendment thereto, in connection with his appointment, nor has Mr. Meisenheimer received any grant or award under any plan, contract or arrangement, in connection with his appointment. Like all other executive officers of Atmos Energy, Mr. Meisenheimer is an “at will” employee of the company and therefore does not have an employment agreement with the company. As of the effective date of his appointment, Mr. Meisenheimer’s annual salary has increased to $350,000 and he will continue to participate in all other applicable incentive, benefit, change in control and other executive compensation plans offered by the company. A copy of the news release issued on February 3, 2009 announcing Mr. Meisenheimer’s appointment is filed herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	News Release issued by Atmos Energy Corporation dated February 4, 2009

99.2	News Release issued by Atmos Energy Corporation dated February 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 6, 2009	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Atmos Energy Corporation dated February 4, 2009

99.2	News Release issued by Atmos Energy Corporation dated February 3, 2009

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